SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
May 24, 2004

NASTECH PHARMACEUTICAL COMPANY INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE
(STATE OR OTHER JURISDICTION OF INCORPORATION)

000-13789	11-2658569
(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

3450 Monte Villa Parkway
Bothell, Washington 98021
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(425) 908-3600
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Not Applicable
(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Item 5. Other Events.
SIGNATURES
EXHIBIT 99.1

Item 5. Other Events.

On May 24, 2004, Nastech Pharmaceutical Company Inc. (the “Registrant”) issued a press release in which it reported that it has acquired exclusive rights to the Cedars-Sinai Medical Center, Los Angeles, CA (CSMC) Peptide YY patent, patent applications and proprietary know-how estate to support ongoing commercialization efforts of Nastech’s investigational PYY 3-36 Nasal Spray for Obesity.

A copy of the press release issued by the Registrant concerning the foregoing results is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Exhibit Number	Description
99.1	Press Release, dated May 24, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nastech Pharmaceutical Company Inc. (Registrant)
By:	/s/ Gregory L. Weaver
	Name:	Gregory L. Weaver
	Title:	Chief Financial Officer

Dated:
May 24, 2004